UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10986 (Commission File Number)	11-2148932 (I.R.S. Employer Identification No.)
1938 New Highway, Farmingdale, New York 11735 (Address of principal executive offices, including zip code) (631) 694-9555 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On November 9, 2017, Misonix, Inc. (the “Company”) dismissed Grant Thornton LLP effective immediately as its independent registered public accounting firm (after receiving approval of the Audit Committee of the Company’s Board of Directors).

Grant Thornton LLP’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2017 and June 30, 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2017 and June 30, 2016 and the subsequent interim period through November 9, 2017, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Grant Thornton LLP’s satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that the opinion of Grant Thornton LLP with respect to the Company’s internal control over financial reporting as of June 30, 2016 was adverse, because of the effect of certain material weaknesses described therein, and reported that the Company had not maintained effective internal control over financial reporting as of June 30, 2016.

The Company provided Grant Thornton LLP with a copy of the above disclosures and requested that Grant Thornton LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Grant Thornton LLP’s letter dated November 13, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On November 13, 2017, the Company engaged BDO USA, LLP as the Company’s new independent registered public accounting firm for the fiscal year ending June 30, 2018 (after receiving approval of the Audit Committee of the Company’s Board of Directors).

During the Company’s two most recent fiscal years ended June 30, 2017 and June 30, 2016 and the subsequent interim period through November 13, 2017, neither the Company nor anyone on its behalf has consulted with BDO USA, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits – The following exhibit is filed as part of this report:

Exhibit No.	Description of Exhibit

16.1	Letter from Grant Thornton LLP addressed to the Securities and Exchange Commission dated November 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISONIX, INC.

Date: November 13, 2017	By:	/s/ Stavros G. Vizirgianakis
Stavros G. Vizirgianakis Chief Executive Officer